Securities Act Registration No. 033-96634
                                       Investment Company Act Reg. No. 811-09094
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                         ------------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No. 19                       |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|

                              Amendment No. 20 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                              LEUTHOLD FUNDS, INC.
                    --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          100 North Sixth Street, Suite 412A
                 Minneapolis, Minnesota                          55403
         --------------------------------------                ----------
        (Address of Principal Executive Offices)               (ZIP Code)

                                 (612) 332-9141
                    --------------------------------------
              (Registrant's Telephone Number, including Area Code)


                                                Copy to:
Steven C. Leuthold
Leuthold Weeden Capital Management, LLC         Richard L. Teigen
100 North Sixth Street                          Foley & Lardner LLP
Suite 412A                                      777 East Wisconsin Avenue
Minneapolis, Minnesota  55403                   Milwaukee, Wisconsin 53202
---------------------------------------         --------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

[ ]      on (date) pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

|X|      75 days after filing pursuant to paragraph (a)(2)

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE


                  This Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Leuthold Funds, Inc., the registrant, is being filed to add the Leuthold Undervalued and Unloved Fund, a new series of the registrant. The prospectus and statement of additional information for the other five portfolios of Leuthold Funds, Inc. included in Post-Effective Amendment No. 18 to the registrant's Registration Statement on Form N-1A are not changed by the filing of Post-Effective Amendment No. 19 to the registrant's Registration Statement. The other five portfolios are the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund.

                                   Prospectus
                                November __, 2006

                              LEUTHOLD UNDERVALUED
                                AND UNLOVED FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Undervalued and Unloved Fund seeks long-term capital appreciation and dividend income.

It invests mainly in equity securities traded in the U.S. securities markets.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Leuthold Undervalued and Unloved Fund
     100 North Sixth Street
     Suite 412A
     Minneapolis, Minnesota  55403
     1-888-200-0409

  TABLE OF CONTENTS

  Questions Every Investor Should Ask Before Investing in the Fund        1
  Fees and Expenses                                                       2
  Other Information about the Fund's
    Investment Objectives, Strategies and Risks                           3
  Management of the Fund                                                  4
  The Fund's Share Price                                                  4
  Purchasing Shares                                                       5
  Redeeming Shares                                                        8
  Exchanging Shares                                                      11
  Dividends, Distributions and Taxes                                     11
  Financial Highlights                                                   12

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUND

1.   WHAT IS THE FUND'S GOAL?

The Fund seeks long-term capital appreciation and dividend income.

2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some
companies that are undervalued.    The Fund refers to this investment strategy
as the "Undervalued and Unloved" value screen. The "Undervalued and Unloved" value screen has been in existence for over 25 years and the Adviser has more recently included investments selected by this value screen in managed account and investment company portfolios. The Fund will invest in "value" stocks of companies of all sizes and industries.

Leuthold Weeden Capital Management (the "Adviser") follows a universe of common stocks (mainly domestic) that meet minimum market capitalization and trading volume levels.

In determining which stocks to purchase, the Adviser implements a quantitative screening process for each security in the universe of stocks it follows that is designed to identify those securities that appear to be out-of-favor or overlooked, securities with prices that the Adviser believes are low in relation to their intrinsic value. In deriving a list of potential candidates, the Adviser considers seven or more screening criteria. Some of the screening criteria include fundamental factors (such as price/earnings ratios and dividend yield) and some include market factors (such as trading volume and market capitalization). The Fund may also invest in exchange-traded funds with similar objectives and characteristics to the Fund's strategy.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Investors in the Fund may lose money. There are risks associated with the Fund's principal investment strategies, and these principal risks are discussed below. For a discussion of any non-principal investment risks, see "Other Information About the Fund's Investment Objectives, Strategies and Risks".

     o MARKET RISK: The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

     o VALUE INVESTING RISK: The Fund invests in "value" stocks of companies of all sizes and industries. The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investment approaches fall out of favor with investors. During those periods, the Fund's relative performance may suffer.

     o SMALLER AND MEDIUM CAPITALIZATION COMPANIES RISK: The securities of smaller capitalization companies are generally riskier than larger capitalization companies since they don't have the financial resources or the well established businesses of the larger companies.
          Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

     o FOREIGN SECURITIES RISK: Some of the securities in which the Fund invests may be issued by foreign companies, either directly or through American Depository Receipts ("ADRs"). Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

     o QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result the Fund is a suitable investment only for those investors having long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.

4.   HOW HAS THE FUND PERFORMED?

The Fund is newly organized and therefore has no performance history as of the date of this Prospectus. The Fund's performance (before and after taxes) will vary from year to year.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)                                 No Sales
  Imposed on Purchases (as a                                Charge
  percentage of offering price)
Maximum Deferred                                            No Deferred
  Sales Charge (Load)                                       Sales Charge
Maximum Sales Charge (Load)                                 No Sales
  Imposed on Reinvested                                     Charge
  Dividends and Distributions
Redemption Fee                                              2%(1)<F1>(2)<F2>
Exchange Fee                                                2%(1)<F1>(3)<F3>
---------------
(1)<F1> If you redeem or exchange shares you have owned for less than 5 business days, a 2% fee will be deducted from the value of your redemption or exchange proceeds. This fee is payable to the Fund.
          The Fund may, in its sole discretion, waive this fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies.
(2)<F2>   Our transfer agent charges a fee of $15.00 for each wire redemption.
(3)<F3>   Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                           0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            0.60%(1)<F4>
                                                         ------
Total Annual Fund Operating Expenses                      1.60%
                                                         ------
Expense Reimbursement or Recovery                        (0.10%)(2)<F5>
                                                         ------
Net Expenses                                              1.50%
                                                         ------
                                                         ------
--------------------
(1)<F4> Other expenses are based on estimated amounts for the current fiscal year.
(2)<F5> The Adviser has agreed to waive its advisory fee to the extent necessary to insure that Net Expenses do not exceed 1.50% of the average daily net assets of the Fund. The Adviser may recover waived advisory fees in subsequent years.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                            $ 153
3 Years                           $ 495
5 Years                           $ 861
10 Years                         $1,892

                            OTHER INFORMATION ABOUT
                  THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES
                                   AND RISKS

The Fund seeks capital appreciation and dividend income in amounts attainable by assuming only prudent investment risk over the long term.

Although it has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

The Fund will not take temporary defensive positions. Although the Fund will not take a temporary defensive position, the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests.

HOW THE FUND ALLOCATES ASSETS

The Fund invests mainly in common stocks of United States companies. The Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies that are undervalued. The Fund refers to this investment strategy as the "Undervalued and Unloved" value screen. The "Undervalued and Unloved" value screen has been in existence for over 25 years and the Adviser has more recently included investments selected by this value screen in managed account and investment company portfolios. The Fund will invest in "value" stocks of companies of all sizes and industries.

The Adviser follows a universe of common stocks (mainly domestic) that meet minimum market capitalization and trading volume levels.

In determining which stocks to purchase, the Adviser implements a quantitative screening process for each security in the universe of stocks it follows that is designed to identify those securities that appear to be out-of-favor or overlooked, securities with prices that the Adviser believes are low in relation to their intrinsic value. In deriving a list of potential candidates, the Adviser considers seven or more screening criteria. Some of the screening criteria include fundamental factors (such as price/earnings ratios and dividend yield) and some include market factors (such as trading volume and market capitalization). Regardless of the size of the company, a common thread in the Fund's investments is that the companies are selling at a substantial discount to their "intrinsic" value. The Fund may also invest in exchange-traded funds with similar objectives and characteristics to the Fund's strategy.

The prices of securities held by the Fund are monitored in relation to the Adviser's quantitative index for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's quantitative screening process, it may be sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. The Fund may invest a substantial portion of its assets in small and mid-capitalization companies. While small and mid-capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. Although profits in some Fund holdings may be realized quickly, it is not expected that the majority of the Fund's investments will appreciate rapidly.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                                 MANAGEMENT OF
                                    THE FUND

LEUTHOLD WEEDEN CAPITAL MANAGEMENT MANAGES THE FUND'S INVESTMENTS

Leuthold Weeden Capital Management is the investment adviser to the Fund. The Adviser's address is:

         100 North Sixth Street
         Suite 412A
         Minneapolis, MN  55403

As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The annual investment advisory fee that the Fund pays to the Adviser is 0.75%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser will be available in the Fund's semi-annual report to shareholders for the period ending March 31.

The following table identifies the portfolio managers for the Fund. The portfolio managers are equally responsible for the day-to-day management of the Fund.

     James E. Floyd, CFA                Eric C. Bjorgen, CFA

Mr. Floyd is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since November, 1981. Mr. Bjorgen is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 1998.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

12B-1 PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If market quotations are not available or reliable, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.
The Fund's NASDAQ symbol is  "         ".
                              ---------

                               PURCHASING SHARES

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

HOW TO PURCHASE SHARES FROM THE FUND

     o    Read this Prospectus carefully.

     o Determine how much you want to invest, keeping in mind the following minimums:

          NEW ACCOUNTS
          Individual Retirement Accounts             $ 1,000
          All other accounts                         $10,000*<F6>
          -----------------
          *<F6> The Fund may, but is not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Fund.

          EXISTING ACCOUNTS
          Dividend reinvestment                   No Minimum
          Automatic Investment Plan                     $ 50
          All other accounts                            $100

     o Complete the Purchase Application carefully following the instructions. Applications are available by calling 1-800-273-6886 or accessing the Adviser's website at www.leutholdfunds.com. For additional investments, complete the Additional Investment Form attached to the Fund's confirmation statements. (The Fund has additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P. O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

     o Make your check payable to "Leuthold Undervalued and Unloved Fund". All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amount of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

Send the application and check to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you are making an initial investment in the Fund, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.

FUNDS SHOULD BE WIRED TO:
  U.S. Bank,  N.A.
  777 E. Wisconsin Ave.
  Milwaukee, WI  53202
  ABA #075000022

  CREDIT:
  U.S. Bancorp Fund Services, LLC
  Account #112-952-137

  FURTHER CREDIT:
  Leuthold Undervalued and Unloved Fund
  (shareholder registration)
  (shareholder account number)

PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

     o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

     o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

     o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     o Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on behalf of the Fund). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING
SHARES OF THE FUND

The Fund may reject any share purchase application for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Fund offers a telephone purchase option pursuant to which money will be moved from the shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order. The minimum transaction amount for a telephone Purchase is $100.

The Fund offers the following retirement plans:

              TRADITIONAL IRA
              ROTH IRA
              SEP IRA
              SIMPLE IRA

The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

     o    Account number(s).

     o    The amount of money or number of shares being redeemed.

     o    The name(s) on the account.

     o    Daytime phone number.

     o Additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

     o The redemption proceeds are to be sent to an address other than the address of record.

     o The redemption request is received within 30 days after an address change.

     o    If ownership is changed on your account.

     o Any redemption transmitted by federal wire transfer to a bank other than the bank of record.

     o    When adding telephone redemptions to an existing account.

     o    When adding or changing federal wire instructions on an account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account, or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM USING A SYSTEMATIC WITHDRAWAL PLAN

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Fund and you may terminate the Plan, by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least 30 days prior to effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

     o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

     o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

     o A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

     o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.

     o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

     o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

     o The Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Fund, shareholders should consider the following:

     o    The redemption may result in a taxable gain.

     o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

     o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     o U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

     o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

     o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

     o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES OF THE FUND

Frequent purchases and redemptions of the Fund's shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Fund by:

1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of fund shares;

2. Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.

     The redemption fee does not apply to retirement plans but otherwise applies to all investors in the Fund, including those who invest through omnibus accounts at intermediaries such as broker-dealers. The Fund relies on intermediaries to determine when a redemption occurs within 5 business days of purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur. The Fund may, in its sole discretion, waive the redemption fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

Shares of the Fund may be exchanged for shares of:

     o    Leuthold Asset Allocation Fund

     o    Leuthold Select Equities Fund

     o    Grizzly Short Fund

     o    First American Prime Obligations Fund

at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC, advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for prospectuses describing the other Leuthold Funds identified above and/or First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Fund imposes a fee equal to 2% of the dollar value of the shares exchanged within 5 business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.

The exchange fee operates in the same manner as the redemption fee discussed under the caption "Frequent Purchases and Redemptions of Shares of the Fund" on page 10, including the ability of the Fund to waive the exchange fee in certain limited circumstances.

HOW TO EXCHANGE SHARES

1. Read this Prospectus and the prospectus for the other Leuthold Funds and/or First American Prime Obligations Fund carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional shares of the Fund.

CASH DIVIDEND OPTION - Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Fund.

ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.

The Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of the Fund's dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions will consist primarily of long-term capital gain and dividend income.

                              FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

           LEUTHOLD WEEDEN CAPITAL MANAGEMENT & LEUTHOLD FUNDS, INC.
                      NOTICE OF PRIVACY POLICY & PRACTICES

Leuthold1<F7> recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

o Account Applications and other forms, which may include a customer's name, address, social security number and information about a customer's investment goals and risk tolerance;

o Account History, including information about the transactions and balances in a customer's accounts; and

o Correspondence, written, telephonic or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law - for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold's customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.
---------------
1<F7> For purposes of this notice, the term "Leuthold" includes Leuthold Weeden Capital Management and Leuthold Funds, Inc.

                          Not part of the prospectus.

To learn more about the Leuthold Undervalued and Unloved Fund, you may want to read its Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

The SAI is available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The Fund also makes available the SAI, free of charge, on its Internet website (http://www.leutholdfunds.com).

Prospective investors and shareholders who have questions about Leuthold Funds may also call the following number or write to the following address.

     Leuthold Funds, Inc.
     100 North Sixth Street
     Suite 412A
     Minneapolis, MN 55403
     1-888-200-0409

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

Please refer to the Fund's Investment Company Act File No. 811-09094 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                           November ___, 2006
for LEUTHOLD UNDERVALUED AND UNLOVED FUND






                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 412A
                          Minneapolis, Minnesota 55403

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Undervalued and Unloved Fund dated November ___, 2006. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS

                                                                        Page No.

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................4

DIRECTORS AND OFFICERS OF THE CORPORATION....................................10

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS...........................13

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN, TRANSFER
AGENT AND ACCOUNTING SERVICES AGENT..........................................13

DISTRIBUTION PLANS...........................................................18

DETERMINATION OF NET ASSET VALUE.............................................18

REDEMPTION OF SHARES.........................................................19

SYSTEMATIC WITHDRAWAL PLAN...................................................20

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES............................20

ALLOCATION OF PORTFOLIO BROKERAGE............................................21

TAXES........................................................................22

STOCKHOLDER MEETINGS.........................................................23

CAPITAL STRUCTURE............................................................24

DESCRIPTION OF SECURITIES RATINGS............................................25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................26


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated, November ___, 2006, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

                  This Statement of Additional Information does not constitute an offer to sell securities.


                                      (i)

                         FUND HISTORY AND CLASSIFICATION

                  Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of six diversified portfolios, the Leuthold Undervalued and Unloved Fund, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund (each individually a "Leuthold Fund" and collectively the "Leuthold Funds"). This Statement of Additional Information provides information about the Leuthold Undervalued and Unloved Fund (the "Fund"). Leuthold Funds, Inc. is registered under the
Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions which are matters of fundamental policy. The Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

                  1. The Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of that value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  2. The Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

                  3. The Fund may sell securities short to the extent permitted by the Act and may write put and call options to the extent permitted by the Act. The Fund does not have any present intention of writing put or call options.

                  4. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

                  5. The Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by the Fund are not considered to be pledged or hypothecated.

                  6. The Fund will not act as an underwriter or distributor of securities other than of its shares (except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  7. The Fund will not make loans, except the Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that the Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

                  8. The Fund will not concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  9. The Fund will not make investments for the purpose of exercising control or management of any company.

                  10. The Fund will not purchase or sell real estate or real estate mortgage loans and the Fund will not make any investments in real estate limited partnerships.

                  11. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts. The Fund does not have any present intention of entering into futures contracts or options on futures contracts. For purposes of this investment restriction number 11, the terms "commodities" and "commodity contracts" shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity
         Exchange Act (i.e., subject to the jurisdiction of the Commodity Futures Trading Commission).

                  12. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

                  1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of the Fund's investment adviser.

                  2. The Fund will not purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

                  3. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or
         (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of the Fund's net assets would be invested in shares of registered investment companies.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

                  The prospectus for the Fund describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

                  The Fund may purchase warrants and put and call options on securities.

                  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

                  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

                  Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stocks

                  The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Money Market Instruments

                  The money market instruments in which the Fund may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

                  The Fund may invest in securities of foreign issuers. The Fund may invest in securities of foreign issuers traded in the U.S. securities markets, either directly or through American Depository Receipts ("ADRs"). Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

                  There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

                  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

                  The Fund may hold securities of U.S. and foreign issuers in the form of American Depository Receipts ("ADRs") or American Depository Shares ("ADSs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

                  ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The Fund may invest in sponsored and unsponsored ADRs.

Short Sales

                  The Fund may make short sales "against the box" (i.e. when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short "against the box" is not a principal investment strategy of the Fund.

Registered Investment Companies

                  The Fund may invest up to 25% of its net assets in shares of registered investment companies. The Fund will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) the Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or
(b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If the Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

                  Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company's shares.

                  Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

                  Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and its investment adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Illiquid Securities

                  The Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

                  In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

                  The Fund is authorized to borrow money from banks but may not borrow money for investment purposes. The Fund will not purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if the Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If the Fund's borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

                  The Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The Fund is newly organized as of the date of this Statement of Additional Information and has no portfolio turnover history. The Fund anticipates that its annual portfolio turnover rate normally will not exceed 100%.

Disclosure of Portfolio Holdings


                  Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio on a daily basis. For example, the Fund's administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund's independent registered public accounting firm to review the Fund's portfolio. In addition to the Fund's administrator, the Fund's custodian also maintains an up-to-date list of the Fund's holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Fund's portfolios unless specifically authorized by the Fund.

                  Rating and Ranking Organizations. The Fund may provide its entire portfolio to the following rating and ranking organizations:

                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.

                  The Fund's management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information.

                  The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

                  Website Disclosure. The Fund publishes its sector concentrations (on a percentage basis) at the end of each month on the Fund's website (www.leutholdfunds.com). This information is updated approximately 5 to 10 calendar days following the end of each month. It is available to anyone that visits the website.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Leuthold Funds are the only mutual funds in a "fund complex," as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:




                                                                                                         Number of
                                                                                                       Portfolios in
                                                                                                          the Fund         Other
                                 Position(s)                                                              Complex    Directorships
        Name, Address             Held with     Term of Office and Length    Principal Occupation(s)     Overseen By       Held by
           and Age               Corporation          of Time Served         During Past Five Years       Directors       Director
           -------               -----------          --------------         ----------------------       ---------       --------

"Noninterested Persons"

John S. Chipman                 Director        Indefinite,                 Regent's Professor of            6         None
c/o Leuthold Weeden                             Director since 1995         Economics, University of
Capital Management                                                          Minnesota
100 North Sixth Street
Suite 412A
Minneapolis, MN 55403

Age: 79

Lawrence L. Horsch              Chairman and    Indefinite, Director        Chairman, Eagle                  6         MedicalCV,
c/o Leuthold Weeden             Director        since 1995                  Management & Financial                     Inc.
Capital Management                                                          Corp., a management
100 North Sixth Street                                                      consulting firm
Suite 412A
Minneapolis, MN 55403

Age: 71

Paul N. Kelnberger              Director and    Indefinite, Director        Partner, Johnson, West &         6         None
332 Minnesota Street            Chair of        since 1995                  Co., PLC, a public
Suite E1100                     Audit                                       accounting firm
St. Paul, MN 55101              Committee

Age 62

"Interested Persons"

Steven C. Leuthold              Director        Indefinite, Director        Chief Investment Officer         6         None
100 North Sixth St.                             since 1975                  and managing member of
Suite 412A                                                                  Leuthold, Weeden Capital
Minneapolis, MN 55403           President and   One year term, President    Management (the
                                Treasurer       and Treasurer since 1993    "Adviser")
Age 68


                                                                                                         Number of
                                                                                                       Portfolios in
                                                                                                          the Fund         Other
                                 Position(s)                                                              Complex    Directorships
        Name, Address             Held with     Term of Office and Length    Principal Occupation(s)     Overseen By       Held by
           and Age               Corporation          of Time Served         During Past Five Years       Directors       Director
           -------               -----------          --------------         ----------------------       ---------       --------

Edward C. Favreau               Director        Indefinite, Director        Manager of Marketing and         6         None
100 North Sixth St.                             since 1999                  Sales of the Adviser
Suite 412A                                                                  since 1999.  Prior to
Minneapolis, MN 55403           Vice President  One year term, Vice         joining the Adviser, he
                                                President since 1999        was Vice President and
Age 54                                                                      Sales Manager of U.S.
                                                                            Bancorp Investments, Inc.

David R. Cragg                  Vice            One year term, Vice         Chief Operations Officer        N/A        N/A
100 North Sixth St.             President and   President and Secretary     of the Adviser since
Suite 412A                      Secretary       since 1999                  2004 and Manager of
Minneapolis, MN 55403                                                       Compliance and
                                                                            Operations of the
Age 37                                                                      Adviser since 1999.

Roger A. Peters                 Chief           One year term, Chief        Chief Compliance Officer        N/A        N/A
100 North Sixth St.             Compliance      Compliance Officer since    of the Adviser since
Suite 412A                      Officer         2005                        2005.  Prior to joining
Minneapolis, MN  55403                                                      the Adviser, he was Vice
                                Assistant       One year term, Assistant    President , Commercial
Age 45                          Secretary       Secretary since 2006        Product Management  of
                                                                            U.S. Bank from
                                                                            2003-2005, Operations
                                                                            Manager at Lowry Hill
                                                                            from 2001-2003, and
                                                                            Product Manager at
                                                                            American Express from
                                                                            1999-2001.

                  The Corporation's Board of Directors has an audit committee whose members are Messrs. Chipman, Horsch and Kelnberger. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee held two meetings during the fiscal year ended September 30, 2005.

                  The Corporation's Board of Directors has no other committees.

                  The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $5,000 for each meeting of the Board of Directors attended. The Corporation also pays additional compensation to the Chairman of the Board and the Chairman of the Audit Committee. In 2006, the Corporation expects to pay Mr. Chipman $25,000, Mr. Kelnberger $30,000 and Mr. Horsch $35,000. The

Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                  The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 2005:




                               COMPENSATION TABLE


      Name of Person              Aggregate          Pension or Retirement       Estimated      Total Compensation
      --------------          Compensation from       Benefits Accrued As     Annual Benefits    from Corporation
                                 Corporation         Part of Fund Expenses    Upon Retirement    and Fund Complex
                                 -----------         ---------------------    ---------------    Paid to Directors
                                                                                                 -----------------
"Interested Persons"

Steven C. Leuthold                    $0                       $0                    $0                 $0
Edward C. Favreau                     $0                       $0                    $0                 $0

"Noninterested Persons"

John S. Chipman                    $10,366                     $0                    $0               $10,366
Lawrence L. Horsch                 $10,366                     $0                    $0               $10,366
Paul M. Kelnberger                 $10,366                     $0                    $0               $10,366


                  The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                  The Fund votes proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e., it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and offer the Boards of Directors the opportunity to instruct the Adviser in voting the securities. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested by calling 1-800-273-6886. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

                  The Fund is newly organized and as of the date of this Statement of Additional Information has no stockholders. The following table sets forth the dollar range of equity securities of all Leuthold Funds beneficially owned by the directors of the Corporation as of December 31, 2005.



       Name of Director                 Aggregate Dollar Range of Equity Securities of all Leuthold Funds

       Noninterested Persons

       John S. Chipman                                                None
       Lawrence L. Horsch                                       $10,001 - $50,000
       Paul M. Kelnberger                                       $10,001 - $50,000

       Interested Persons
       Steven C. Leuthold                                         Over $100,000
       Edward C. Favreau                                          Over $100,000






             INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,
            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

                  The investment adviser to the Fund is Leuthold Weeden Capital Management, 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota 55403. Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Steven C. Leuthold who is the chief investment officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Fund a monthly fee based on the Fund's average daily net assets at the annual rate of 0.75%.

                  The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Fund, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

                  The Fund is newly organized and as of the date of this Statement of Additional Information has not paid any advisory fees to the Adviser.

                  The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 1.50%. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. The Fund is newly organized and as of the date of this Statement of Additional Information the Adviser has not reimbursed any amounts to the Fund.

                  The Advisory Agreement will remain in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

                  The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                  See "ALLOCATION OF PORTFOLIO BROKERAGE" for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are "Disinterested Persons" of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Managers

                  The sole investment adviser to the Fund is Leuthold Weeden Capital Management. The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2005.



                                  Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for Which
                                            Assets by Account Type                        Advisory Fee is Performance-Based
                                            ----------------------                        ---------------------------------
                                Registered      Other Pooled                     Registered      Other Pooled
                                Investment      Investment       Other           Investment      Investment          Other
                                Companies       Vehicles         Accounts        Companies       Vehicles            Accounts
Name of Portfolio Managers      ---------       --------         --------        ---------       --------            --------
--------------------------

Eric C. Bjorgen                       --               1              112              --                1                 --

                                     $--          $17,306,371     $339,242,039        $--           $17,306,371            $--
James E. Floyd                        --              --               --              --                --                --

                                     $--              $--             $--             $--               $--                $--


                  The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Leuthold Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2005.



                                                                                      Method Used to Determine Compensation
                                                                                  (Including Any Differences in Method Between
Name of Portfolio Managers     Form of Compensation     Source of Compensation                    Account Types)
--------------------------     --------------------     ----------------------                    --------------

Eric C. Bjorgen                    Salary/Bonus         Leuthold Weeden           Mr. Bjorgen receives a fixed salary that is
                                                        Capital Management        set by reference to industry standards. He
                                                                                  also receives an annual subjective bonus
                                                                                  based solely on the overall profitability
                                                                                  of the Adviser after taxes for the prior
                                                                                  fiscal year.

James E. Floyd                     Salary/Bonus         Leuthold Weeden           Mr. Floyd receives a fixed salary that is set
                                                        Capital Management        by reference to industry standards.  He also
                                                                                  receives an annual subjective bonus based
                                                                                  solely on the overall profitability of the
                                                                                  Adviser after taxes for the prior fiscal
                                                                                  year.


                  The Fund is newly organized and has no stockholders as of the date of this Statement of Additional Information.

The Administrator

                  The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the "Administration Agreement"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Leuthold Fund's financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Leuthold Fund's financial and accounting records and generally assists in all aspects of each Leuthold Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of 0.065% of the first $750,000,000 of the Fund's average net assets, .045% of the next $750,000,000 of the Fund's average net assets, and ..04% of the Fund's average net assets in excess of $1,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $150,000. The Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees pursuant to the Administration Agreement.

                  The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

                  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

                  U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Fund's assets pursuant to Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to the Fund concerning the Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

                  U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to stockholders of the Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Fund.

The Fund Accounting Servicing Agent

                  In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Fund at an annual rate of .025% for the first $200 million of average net assets, .015% for the next $800 million of average net assets and .01% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $100,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. The Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees pursuant to the Fund Accounting Servicing Agreement.

Distributor

                  Rafferty Capital Markets, LLC serves as the distributor for the Fund. Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

                               DISTRIBUTION PLANS

                  The Fund has adopted a Service and Distribution Plan (the "12b-1 Plan"). The 12b-1 Plan was adopted in anticipation that the Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The 12b-1 Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Amounts paid under a 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

                  The 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Chipman, Horsch and Kelnberger are currently the Rule 12b-1 Directors. Any change in a 12b-1 Plan that would materially increase the distribution expenses of the Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the Fund's shareholders.

                  While the 12b-1 Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation. The 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

                  The Fund is newly organized and as of the date of this Statement of Additional Information has not made any payments pursuant to the 12b-1 Plan.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value (or price) per share of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock

Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  Securities listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                  The Leuthold Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Leuthold Funds may effect a purchase and sale transaction between Leuthold Funds, with an affiliated person of the Leuthold Funds (or an affiliated person of such an affiliated person) in which a Leuthold Fund issues its shares in exchange for securities of a type which are permitted investments for such Leuthold Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                  The Fund may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Fund's policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Fund's Board of Directors.

                              REDEMPTION OF SHARES

                  The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

                  An investor who owns shares of the Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. When establishing a Systematic Withdrawal Plan, the Fund recommends that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund. The investor may deposit additional Fund shares in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty
(30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

                  The Fund offers an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

                  The Fund offers a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request.

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                  The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold and other limited partners of the Adviser are limited partners in Weeden Investors, L.P. An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 24.9% of the voting securities of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

                  In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

                  The Fund is newly organized and as of the date of this Statement of Additional Information has not paid any brokerage commissions.

                                      TAXES

                  The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

                  Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Directors to issue 1,750,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering six series, the Leuthold Undervalued and Unloved Fund, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Grizzly Short Fund, Leuthold Core Investment Fund and the Leuthold Select Industries Fund. The Leuthold Core Investment Fund offers two classes of shares, Retail Shares and Institutional Shares.

                  The shares of each Leuthold Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Leuthold Fund, except where class voting rights by a Leuthold Fund is required by Maryland law or the Act.

                  The shares of each Leuthold Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Leuthold Fund, together with all income, earnings, profits and proceeds thereof, belong to that Leuthold Fund and are charged with the liabilities in respect of that Leuthold Fund and of that Leuthold Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Leuthold Fund bears to the total net assets of all of the Leuthold Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the

Corporation be allocated among the Leuthold Funds on a different basis. The net asset value per share of each Leuthold Fund is based on the assets belonging to that Leuthold Fund less the liabilities charged to that Leuthold Fund, and dividends are paid on shares of each Leuthold Fund only out of lawfully available assets belonging to that Leuthold Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Leuthold Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Leuthold Fund.

                  The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Core Investment Fund, have the same rights and are identical in all material respects except that (1) Retail Shares bear annual service fees and Institutional Shares are not subject to such fees;
(2) Institutional Shares are available only to shareholders who invest directly in the Leuthold Core Investment Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Core Investment Fund or the Adviser; and (3) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Core Investment Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The money market instruments in which the Fund may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by S&P, or Prime-1 by Moody's.

                  S&P Commercial Paper Ratings. A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The category rated A-1 is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Issuers rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Leuthold Funds.

                                     PART C


                                OTHER INFORMATION

Item 23  Exhibits

       (a)(i)        Registrant's Articles of Incorporation (1)

       (a)(ii)       Articles Supplementary (3)

       (a)(iii)      Articles Supplementary (3)

       (a)(iv)       Articles Supplementary (7)

       (a)(v)        Articles Supplementary (8)

       (a)(vi)       Form of Articles Supplementary

       (b)           Registrant's Bylaws (1)

       (c)           None

       (d)(i)        Investment Advisory Agreement (Leuthold Core
                     Investment Fund) (1)

       (d)(ii)       Investment Advisory Agreement (Leuthold Select
                     Industries Fund) (5)

       (d)(iii)      Investment Advisory Agreement (Grizzly Short
                     Fund) (3)

       (d)(iv)       Investment Advisory Agreement (Leuthold Asset
                     Allocation Fund) (8)

       (d)(v)        Investment Advisory Agreement (Leuthold Select
                     Equities Fund) (8)

       (d)(vi)       Investment Advisory Agreement (Leuthold
                     Undervalued and Unloved Fund)

       (e)           None

       (f)           None

       (g)           Custody Agreement with U.S. Bank National
                     Association (5)

       (h)(i)        Fund Administration Servicing Agreement with U.S.
                     Bancorp Fund Services, LLC (5)

       (h)(ii)       Transfer Agent Servicing Agreement with U.S.
                     Bancorp Fund Services, LLC (5)

       (h)(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (5)

       (h)(iv) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund (3)

       (h)(v)        Service Plan for Leuthold Core Investment Fund
                     (4)

       (i)           Opinion of Foley & Lardner LLP, counsel for
                     Registrant [to be filed by amendment]

       (j)           None

       (k)           None

       (l)           Subscription Agreement (1)

       (m)(i) Service and Distribution Plan for Leuthold Asset Allocation Fund and Leuthold Select Equities Fund
                     (8)

       (m)(ii)       Form of Service and Distribution Plan for
                     Leuthold Undervalued and Unloved Fund

       (n)           Rule 18f-3 Multi-Class Plan (6)

       (p)           Code of Ethics of Leuthold Funds, Inc. and Leuthold
                     Weeden Capital Management, LLC (6)
------------------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on January 31, 2000 and its accession number is 0000897069-00-000023.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on February 19, 2004 and its accession number is 0000897069-04-000430.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on November 30, 2005 and its accession number is 0000897069-05-002824.

(7) Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on January 30, 2006 and its accession number is 0000897069-06-000222.

(8) Previously filed as an exhibit to Post-Effective Amendment No. 18 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on May 19, 2006 and its accession number is 0000897069-06-001366.

Item 24  Persons Controlled by or under Common Control with Registrant

                  Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25  Indemnification

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.        Indemnification.

                  A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

                  B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

                  C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and
(ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

                  E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

                  F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

                  G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26  Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27  Principal Underwriters

                  Not Applicable.

Item 28  Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 100 North Sixth Street, Suite 412A, Minneapolis, Minnesota; and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29  Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30  Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25 day of August, 2006.

                                  LEUTHOLD FUNDS, INC.
                                  (Registrant)


                                  By:    /s/ Steven C. Leuthold
                                         ---------------------------------------
                                         Steven C. Leuthold, President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.




                     Name                                      Title                               Date

/s/ Steven C. Leuthold                          President and Treasurer (Principal         August 25, 2006
--------------------------------------          Executive, Financial and
Steven C. Leuthold                              Accounting Officer) and a Director

/s/ John S. Chipman                             Director                                   August 23, 2006
--------------------------------------
John S. Chipman

/s/ Lawrence L. Horsch                          Director                                   August 23, 2006
--------------------------------------
Lawrence L. Horsch

/s/ Paul M. Kelnberger                          Director                                   August 23, 2006
--------------------------------------
Paul M. Kelnberger

/s/ Edward C. Favreau                           Director                                   August 23, 2006
--------------------------------------
Edward C. Favreau


                                  EXHIBIT INDEX

       Exhibit No.            Description


       (a)(i)        Registrant's Articles of Incorporation*

       (a)(ii)       Articles Supplementary*

       (a)(iii)      Articles Supplementary*

       (a)(iv)       Articles Supplementary*

       (a)(v)        Articles Supplementary*

       (a)(vi)       Form of Articles Supplementary

       (b)           Registrant's Bylaws*

       (c)           None

       (d)(i)        Investment Advisory Agreement (Leuthold Core
                     Investment Fund)*

       (d)(ii)       Investment Advisory Agreement (Leuthold Select
                     Industries Fund)*

       (d)(iii)      Investment Advisory Agreement (Grizzly Short
                     Fund)*

       (d)(iv)       Investment Advisory Agreement (Leuthold Asset
                     Allocation Fund)*

       (d)(v)        Investment Advisory Agreement (Leuthold Select
                     Equities Fund)*

       (d)(vi)       Investment Advisory Agreement (Leuthold
                     Undervalued and Unloved Fund)

       (e)           None

       (f)           None

       (g)           Custody Agreement with U.S. Bank National
                     Association*

       (h)(i)        Fund Administration Servicing Agreement with
                     U.S. Bancorp Fund Services, LLC*

       (h)(ii)       Transfer Agent Servicing Agreement with U.S.
                     Bancorp Fund Services, LLC*

       (h)(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC*

       (h)(iv) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

       (h)(v)        Service Plan for Leuthold Core Investment Fund*

       (i)           Opinion of Foley & Lardner LLP, counsel for
                     Registrant [to be filed by amendment]

       (j)           None

       (k)           None

       (l)           Subscription Agreement*

       (m)(i) Service and Distribution Plan for Leuthold Asset Allocation Fund and Leuthold Select Equities
                     Fund*

       (m)(ii)       Service and Distribution Plan for Leuthold
                     Undervalued and Unloved Fund

       (n)           Rule 18f-3 Multi-Class Plan*

       (p)           Code of Ethics of Leuthold Funds, Inc. and
                     Leuthold Weeden Capital Management, LLC*

----------------------------
       *Filed previously.